Putnam
California
Investment Grade
Municipal Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-03

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From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

You may have read recent press coverage regarding investigations involving Putnam Investments. Last month all Putnam shareholders were sent a letter detailing the steps being taken by Putnam to address the issues raised by federal and state regulators. Since then, a number of remedial actions, some of which were discussed in last month's letter, are being instituted under the terms of an order from the Securities and Exchange Commission (SEC). These include stringent employee trading restrictions, enhanced compliance standards and systems, new redemption fees for certain fund shares held less than three months, and a process for making full monetary restitution for any losses to fund shareholders. This process will be directed by an independent third party approved by the SEC and by Putnam's Board of Trustees.

The Board is also continuing its own independent investigation of these issues and when complete a report will be issued detailing the additional steps being taken to make sure that nothing like this happens at Putnam again. We believe that the new senior management team at Putnam is fully committed to re-establishing the firm as a model for the highest ethical standards in the mutual fund industry. Our Board is committed to working with Putnam's management to ensure that everything possible is done to restore

In the state's unsettled municipal bond market, Putnam California Investment Grade Municipal Trust managed to deliver positive results at net asset value for the six months ended October 31, 2003. While performance trailed the fund's nationally diversified benchmark, it was in line with its Lipper peer group category average. On the following pages, you will find full details as well as the management team's in-depth discussion of performance and strategy. The management team also provides its view of prospects for the fiscal year's second half.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

December 17, 2003


Report from Fund Management

Fund highlights

 * For the six months ended October 31, 2003, Putnam California
   Investment Grade Municipal Trust had a total return at net asset value
   (NAV) of 1.25%. The fund's return at market price was -0.69%.

 * Due to differences in portfolio composition, the fund underperformed its benchmark, the Lehman Municipal Bond Index, which returned 1.47% for the period.

 * The fund's performance at NAV was in line with the average return of 1.08% for its Lipper category, Closed-End California Municipal Debt Funds.

 * See the Performance Summary on page 7 for complete fund performance, comparative index performance, and Lipper data.

Performance commentary

High-quality municipal bonds lagged their lower-quality counterparts during the six months ended October 31, 2003. Following the easing of political tensions this past spring and recent evidence of an improving economy, investors became more comfortable with lower-quality, higher-risk investments. Equity investing took precedence over fixed-income investing, and within fixed-income, demand for higher-yielding, lower-quality bonds increased. Despite the resulting relative underperformance of higher-quality municipal bonds, Putnam California Investment Grade Municipal Trust delivered positive performance at NAV and was in line with its Lipper category average. We believe the lower return at market price reflects this shift in investor demand.

FUND PROFILE

Putnam California Investment Grade Municipal Trust seeks to provide high current income free from federal income tax and California personal income taxes, consistent with the preservation of capital. It may be suitable for conservative investors seeking tax-free income through high-quality investments.

While the fund's emphasis on high-quality municipal bonds (83% of the fund's portfolio market value is invested in bonds rated A or higher) didn't hamper its performance in relation to its peer group, the fund did lag its nationally diversified, investment-grade benchmark. By virtue of its exposure to municipal bonds from around the nation, the Lehman Municipal Bond Index's greater diversity helped it to soften the negative impact of unfavorable events taking place in California, such as the state's failure to resolve its budget crisis. This legislative gridlock continues to cast a shadow over the state's credit rating and, consequently, has hurt the prices of its municipal bonds.


Market overview

Municipal bond yields -- which move in the opposite direction of municipal bond prices -- were unusually volatile between May 1 and October 31, 2003. Concern about deflation led to falling yields and higher bond prices through mid June. After rising through August, yields receded again in September on unfavorable housing and unemployment data. October's positive economic surprises sent yields back up. Overall, yields ended the semiannual period higher than at the beginning of the period.

The spread, or difference between yields of 10-year municipal bonds and 10-year Treasuries, widened, with municipals yielding close to their long-term average of 85% of comparable Treasury yields at the end of October, after yielding nearly 100% of Treasury yields earlier in the year.

As the economy improved, investor demand for higher-yielding municipals increased. In particular, airline-related industrial development bonds outperformed other municipal bonds. California general obligation bonds were downgraded and underperformed as the state's budget crisis worsened. Tobacco settlement bonds outperformed following the Illinois Supreme Court's favorable ruling in one of the industry's ongoing litigation matters.

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MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 10/31/03
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          1.47%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         0.57%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                            -0.19%
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JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        9.61%
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Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     15.62%
-------------------------------------------------------------------------------
Russell 1000 Index (large-company stocks)                              16.77%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             33.30%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different sectors for the six months ended 10/31/03.
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Strategy overview

We shortened the portfolio's duration (a measure of a fund's sensitivity to changes in interest rates) in May because interest rates were at historically low levels and were more likely, in our opinion, to rise than to fall. This defensive strategy helped protect portfolio assets when rates rose sharply between mid June and the end of July. We resumed a neutral duration in August and September, as we believed rates were unlikely to rise further. In September, rates fell again, so we shortened duration somewhat. This was beneficial when rates rose in October. At the end of the period, the portfolio's duration remained slightly defensive.

We continued to diversify the fund's holdings. We took the opportunity afforded by strong demand for higher-yielding municipal bonds to take profits and reduce positions in some of the fund's lower-quality holdings.

Although we had previously reduced the fund's holdings in tobacco settlement bonds -- bonds secured by the income stream from tobacco companies' settlement obligations to the states -- Putnam's bond analyst for this sector has offered support for a more positive view of the industry. Recently, numerous court cases have been decided in the industry's favor and we believe these decisions have reduced, somewhat, the perceived risk of unfavorable rulings that could affect the stability of the bonds' income stream. Accordingly, the fund has purchased more tobacco settlement bonds, and brought the portfolio's weighting to neutral, relative to the benchmark. The fund may move toward an overweight position in tobacco settlement bonds if attractive investment opportunities arise.


[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED

                    as of 4/30/03            as of 10/31/03

Health care             16.7%                    14.7%

Water and sewer         10.4%                    13.7%

Housing                  8.8%                     7.3%

Utilities                7.2%                     7.1%

Transportation           0.3%                     5.5%

Footnote reads:
This chart shows how the fund's top sector weightings have changed over the last six months. Weightings are shown as a percentage of portfolio market value. Holdings will vary over time.


How fund holdings affected performance

We've been actively seeking ways to broaden the fund's diversification in the past six months, trimming some of the larger positions and adding new bond issuers to the portfolio. By spreading risk across a larger number of municipal bonds, we believe we can reduce the potentially damaging effect that any one holding might have on the portfolio if an unforeseen or negative event occurs. For instance, California's credit rating remains under pressure because the legislature has failed to effectively deal with the state's $7.2 billion budget shortfall. The state's current credit ratings of A2 (Moody's) and A (Standard & Poor's), which were last lowered in August 2003 and July 2002, respectively, are still vulnerable to another downgrade if the budget quandary is not rectified. This situation, as well as the weak economic growth that has reduced incoming tax receipts, has led us to limit the fund's exposure to California general obligation bonds.

In contrast, we think bonds from the health-care sector offer a timely investment opportunity, especially since the yield spread differential between higher- and lower-rated bonds has begun to decline. We believe many of the California municipal bonds in the health care industry that offer the best value today tend to be lower-rated -- that is, investment-grade BBB or lower. These lower credit ratings, which are accompanied by relatively higher yields, reflect the greater risk associated with investing in a sector undergoing change as it restructures. Given the cost-cutting programs, however, we think many hospitals are on their way to becoming more profitable.

Bearing in mind that your fund invests solely in investment-grade municipal bonds (though it may continue to hold bonds whose credit quality falls below investment grade), we purchased the Association of Bay Area Governments Finance Authority bonds issued for San Diego Hospital. These bonds carried a coupon of 5.38%, had a maturity date of 2021, and were rated Baa1 by Moody's and BBB+ by Standard & Poor's. Since we're working to reduce the size of the fund's exposure to individual issuers or regions, while maintaining an overall exposure to the various sectors, we sold $300,000 of Duarte California Hope National Medical Center, which were rated Baa2 and BBB, respectively, by Moody's and Standard & Poor's, to finance the new purchase.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa/AAA (71.2%)

Aa/AA (3.6%)

A (7.3%)

Baa/BBB (16.7%)

Ba/BB (0.6%)

VMIG1 (0.6%)

Footnote reads:
As a percentage of portfolio market value as of 10/31/03. A bond rated Baa/BBB or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


We've increased the fund's exposure to tobacco settlement bonds, which we believe are benefiting from an improving outlook. Until recently, our view on the sector had been less favorable because of the multibillion-dollar litigation pending against the tobacco companies. This litigation, if successful, could have affected the ability of tobacco companies to meet their settlement payment obligations to the states. Ultimately, such a scenario would have had a negative effect on tobacco settlement bonds, which are secured by this promised income stream.

During the reporting period, the litigation environment shifted in favor of tobacco companies. In several cases, higher courts reversed severe lower court judgments and outlined higher hurdles and stricter rules for litigants against tobacco companies. This change prompted a more positive view of the sector. In September, we purchased several bonds issued by the Golden State Tobacco Securitization Corporation, including $1.5 million in bonds that are backed by both the income stream from the tobacco settlement payments and by the state of California. This particular bond carries a coupon of 5.625% and will mature in 2038.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), James St. John (Portfolio Member), Richard Wyke (Portfolio Member), and Kevin Cronin.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We anticipate continued volatility in the coming six months, and we believe the Federal Reserve Board will hold the federal funds rate steady at 1%. Our 12- to 18-month outlook is less certain. If economic policy succeeds, we may experience a classic bear market for bonds that may push yields higher. However, it is also possible that the economy may not respond satisfactorily to fiscal and monetary policy, and the yield on 10-year Treasuries could fall.

Given this degree of uncertainty, we have, at this time, positioned the fund's duration somewhat defensively, and we believe rates may rise in the short term. Currently, we no longer see much opportunity to capitalize on yield spreads between municipal bonds and Treasuries, as the relationship between them is now near the long-term average. We believe that the credit quality of general obligation municipal bonds will remain under pressure because tax revenues cannot be expected to grow significantly until taxpayers begin to report improved earnings. Although yield spreads between high- and low-quality municipal bonds have narrowed somewhat, we believe they could narrow further. As a result, we may see more opportunity for potential gain in this area. In keeping with the fund's objective, we will continue to monitor market conditions as we pursue a high level of tax-free income and manage the fund's risk exposures.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.


Performance summary

This section provides information about your fund's performance during the first half of its fiscal year, which ended October 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 8 for definitions of some terms used in this section.


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TOTAL RETURN FOR PERIODS ENDED 10/31/03
---------------------------------------------------------------------
                                                         Lipper
                                                       Closed-End
                                           Lehman      California
                                         Municipal    Municipal Debt
                                Market     Bond      Funds category
                       NAV      price      Index        average*
---------------------------------------------------------------------
6 months              1.25%    -0.69%      1.47%         1.08%
---------------------------------------------------------------------
1 year                6.51      2.18       5.12          5.40
---------------------------------------------------------------------
5 years              26.48     11.32      31.08         29.16
Annual average        4.81      2.17       5.56          5.24
---------------------------------------------------------------------
10 years             74.01     58.01      78.34         77.26
Annual average        5.70      4.68       5.96          5.88
---------------------------------------------------------------------
Annual average
Life of fund
(since 11/27/92)      7.01      5.15       6.55          6.79
---------------------------------------------------------------------

  Performance does not reflect taxes on reinvested distributions.

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 10/31/03, there were 30, 30, 17, and 17 funds, respectively, in this Lipper category.


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TOTAL RETURN FOR PERIODS ENDED 9/30/03 (MOST RECENT CALENDAR QUARTER)
---------------------------------------------------------------------
                                       NAV          Market price
---------------------------------------------------------------------
6 months                              3.02%            2.12%
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1 year                                4.29            -1.61
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5 years                              26.94            12.39
Annual average                        4.89             2.36
---------------------------------------------------------------------
10 years                             75.28            60.23
Annual average                        5.77             4.83
---------------------------------------------------------------------
Annual average
Life of fund
(since 11/27/92)                      7.14             5.28
---------------------------------------------------------------------


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PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 10/31/03
---------------------------------------------------------------------
Putnam California Investment Grade Municipal Trust
---------------------------------------------------------------------
Distributions from common shares
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Number                                       6
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Income                                       $0.372
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Capital gains 1                              --
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Total                                        $0.372
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                                             Series A
Distributions from preferred shares          (320 shares)
---------------------------------------------------------------------
Income                                       $235.18
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Capital gains 1                              --
---------------------------------------------------------------------
Total                                        $235.18
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Share value (common shares)                  NAV         Market price
---------------------------------------------------------------------
4/30/03                                      $14.92      $13.44
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10/31/03                                      14.69       12.98
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Current return (common shares, end of period)
---------------------------------------------------------------------
Current dividend rate 2                       5.06%       5.73%
---------------------------------------------------------------------
Taxable equivalent 3                          8.58        9.72
---------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 41.05% federal and state combined tax rate for 2003.
  Results for investors subject to lower tax rates would not be as advantageous.

Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on public exchanges such as the New York Stock Exchange or American Stock Exchange.


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high-yield corporate debt market, including domestic and international issues.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 1000 Index is an unmanaged index of the largest 1,000 companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


The fund's portfolio
October 31, 2003 (Unaudited)

Key to Abbreviations
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AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FSA                   Financial Security Assurance
GNMA Coll.            Government National Mortgage Association Collateralized
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
MBIA                  MBIA Insurance Company
U.S. Govt. Coll.      U.S. Government Collateralized
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (100.0%) (a)
Principal amount                                     Rating (RAT)         Value

California (93.6%)
-------------------------------------------------------------------------------
               ABAG Fin. Auth. COP
      $500,000 (American Baptist Homes), Ser. A,
               6.2s, 10/1/27                         BB+               $467,500
     1,000,000 (Odd Fellows Home), 6s, 8/15/24       BBB              1,052,500
       150,000 ABAG Fin. Auth. for Nonprofit Corps.
               Rev. Bonds (San Diego Hosp. Assn.),
               Ser. C, 5 3/8s, 3/1/21                Baa1               145,500
               Alameda, Corridor Trans. Auth.
               Rev. Bonds
     8,000,000 Ser. 99A, MBIA, zero %, 10/1/32       Aaa              1,630,000
     8,000,000 Ser. 99-A, MBIA, zero %, 10/1/31      Aaa              1,730,000
     2,000,000 Alameda, Recreational Fac. Impts.
               COP, MBIA, 5 3/4s, 12/1/21            Aaa              2,225,000
     4,200,000 Anaheim, Pub. Fin. Auth. Lease
               Rev. Bonds  (Pub. Impts.), Ser. C,
               FSA, 6s, 9/1/16                       Aaa              5,003,250
               CA Hlth. Fac. Auth. Rev. Bonds
       750,000 (Sinai Med. Ctr.), Ser. A, 6 1/4s,
               12/1/34                               A3                 792,188
     1,600,000 (Sutter Hlth.), Ser. A, MBIA,
               5 3/8s, 8/15/30                       Aaa              1,638,000
     1,665,000 CA Hsg. Fin. Agcy. Rev. Bonds
               (Multi-Fam. Hsg. III),  Ser. B,
               MBIA, 5 1/2s, 8/1/39                  Aaa              1,685,813
     2,000,000 CA State G.O. Bonds, 5 3/4s, 12/1/29  A3               2,060,000
     2,000,000 CA State Dept. of Wtr. Resources
               IFB (Central Valley), 12.66s,
               12/1/12  (acquired 11/27/92, cost
               $2,198,104) (RES)                     Aa2              3,020,000
               CA State Dept. of Wtr. Resources
               Rev. Bonds
     1,000,000 Ser. A, 6s, 5/1/15                    A3               1,117,500
     2,000,000 Ser. O, MBIA, 4 3/4s, 12/1/29         Aaa              1,955,000
     2,000,000 CA State Dept. of Wtr. Resources
               Pwr. Supply Pwr. Supply Rev. Bonds,
               Ser. A, AMBAC, 5 1/2s, 5/1/16         Aaa              2,195,000
     2,290,000 CA State U. Syst. Rev. Bonds,
               Ser. A, AMBAC, 5s, 11/1/33            Aaa              2,301,450
     1,250,000 CA Statewide Cmnty. Dev. Auth. COP
               (The Internext Group), 5 3/8s,
               4/1/30                                BBB-             1,150,000
     1,000,000 CA Statewide Cmnty. Dev. Auth.
               Multi-Fam. Rev. Bonds (Hsg. Equity
               Res.), Ser. B, 5.2s, 12/1/29          Baa1             1,066,250
       500,000 CA Statewide Cmnty. Dev. Auth. VRDN
               (Concordia U. Irvine), Ser. A,
               0.95s, 10/1/31                        VMIG1              500,000
       905,000 CA Tobacco Securitization Agcy.
               Rev. Bonds  (Gold Cnty. Funding
               Corp.), 5 3/4s, 6/1/27                Baa2               789,613
               Central CA Joint Pwr. Hlth. Fin.
               Auth. COP  (Cmnty. Hosp. of Central
               CA)
       200,000 6s, 2/1/30                            Baa2               203,750
     1,000,000 6s, 2/1/20                            Baa2             1,035,000
     1,250,000 Delano, COP (Delano Regl. Med.
               Ctr.), 5.6s, 1/1/26                   BBB-             1,192,188
     1,200,000 Duarte, COP, (Hope National Medical
               Center),  Ser. A, 5 1/4s, 4/1/31      Baa2             1,132,500
     1,200,000 Foothill/Eastern Corridor Agcy.
               Rev. Bonds  (CA Toll Roads), 5 3/4s,
               1/15/40                               Baa3             1,224,000
               Golden State Tobacco Securitization
               Corp. Rev. Bonds
       500,000 Ser. A-2, 7.9s, 6/1/42                Baa2               513,750
     1,500,000 Ser. B, 5 5/8s, 6/1/38                Baa1             1,455,000
     1,000,000 Ser. 2003 A-1, 6 1/4s, 6/1/33         Baa2               883,750
     3,120,000 Los Angeles, Multi-Fam. Rev. Bonds
               (Mission Plaza Apts.), Ser. A, GNMA
               Coll., 7.8s, 1/20/35                  AAA              3,320,741
     1,000,000 Los Angeles, Unified School Dist.
               G.O. Bonds, Ser. B, FGIC, 5s, 7/1/17  Aaa              1,056,250
     2,000,000 Los Angeles, Wtr. & Pwr. Rev. Bonds
               (Pwr. Syst.), Ser. B, FSA, 5 1/8s,
               7/1/20                                Aaa              2,105,000
     1,000,000 Metropolitan Wtr. Dist. Rev. Bonds
               (Southern CA Waterworks), Ser. B,
               MBIA,  4 3/4s, 7/1/21                 Aaa              1,003,750
     1,000,000 Orange Cnty., Pub. Fin. Auth. Waste
               Mgt. Syst. Rev. Bonds, AMBAC,
               5 3/4s, 12/1/10                       Aaa              1,151,250
       500,000 Placentia Redev. Auth. Tax Alloc.
               Rev. Bonds, Ser. B, 5 3/4s, 8/1/32    BBB+               506,250
     2,000,000 Placer Union High School Dist. G.O.
               Bonds (Cap. Appn.), Ser. A, FGIC,
               zero %, 8/1/20                        AAA                857,500
     3,000,000 San Diego, Unified School Dist. G.O.
               Bonds (Election of 1998), Ser. D,
               FGIC, 5 1/4s, 7/1/21                  Aaa              3,183,750
     2,000,000 San Jose Fin. Auth. Rev. Bonds
               (Civic Ctr.), Ser. B, AMBAC, 5s,
               6/1/27                                Aaa              2,022,500
               San Juan, Basin Auth. Lease
               Rev. Bonds  (Ground Wtr. Recvy.
               Project), AMBAC
     1,000,000 5s, 12/1/34                           Aaa              1,005,000
     1,000,000 5s, 12/1/22                           Aaa              1,028,750
     3,515,000 Santa Ana, Unified School Dist. G.O.
               Bonds (Election of 1999), Ser. B,
               FGIC, zero %, 8/1/18                  Aaa              1,722,350
     3,750,000 Santa Clara Cnty., Fin. Auth. Lease
               Rev. Bonds (Vmc Fac. Replacement),
               Ser. A, AMBAC, 6 7/8s, 11/15/14       Aaa              4,047,713
     3,400,000 Santa Rosa, Waste Wtr. Rev. Bonds
               (Cap. Appn.), Ser. B, AMBAC, zero %,
               9/1/23                                AAA              1,190,000
       500,000 Tobacco Securitization Auth. of
               Southern CA Rev. Bonds (Asset Backed
               Bonds), Ser. B, 6s, 6/1/43            Baa3               405,625
     1,000,000 Torrance Memorial Med. Ctr.
               Rev. Bonds, Ser. A, 6s, 6/1/22        A1               1,065,000
               Tustin, Unified School Dist.
               Rev. Bonds,  (Cmnty. Fac. Dist. No.
               97-1)
       750,000 U.S. Govt. Coll., 6 1/4s, 9/1/21      AAA                897,188
     1,000,000 FSA, 5s, 9/1/32                       Aaa              1,005,000
     1,000,000 U. of CA Rev. Bonds, Ser. A, AMBAC,
               5 1/8s, 5/15/18                       Aaa              1,066,250
     3,000,000 U. of CA Hosp. Rev. Bonds (U. of CA
               Med. Ctr.), AMBAC, 5 3/4s, 7/1/15     Aaa              3,371,250
     1,000,000 Vallejo, COP (Marine World
               Foundation), 7s, 2/1/17               BBB-/P           1,048,750
     3,345,000 Victor, Elementary School Dist. COP
               (School Construction Refinancing),
               MBIA,  6.45s, 5/1/18                  Aaa              4,177,069
                                                                 --------------
                                                                     77,401,438

Puerto Rico (6.4%)
-------------------------------------------------------------------------------
               Cmnwlth. of PR, G.O. Bonds (Pub.
               Impt.),  Ser. A, MBIA
     1,370,000 5 1/2s, 7/1/20                        Aaa              1,566,938
     1,000,000 5 1/2s, 7/1/15                        AAA              1,152,500
               PR Elec. Pwr. Auth. Rev. Bonds
     1,000,000 Ser. II, 5 1/4s, 7/1/31               A-               1,013,750
     1,465,000 MBIA, 5s, 7/1/21                      Aaa              1,573,040
                                                                 --------------
                                                                      5,306,228
-------------------------------------------------------------------------------
               Total Investments (cost $77,426,779)                 $82,707,666
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on portfolio market value.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2003 was $3,020,000 or 3.7% of portfolio market value.

      The rates shown on VRDNs are the current interest rates shown at October 31, 2003.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at October 31, 2003.

      The fund had the following industry group concentrations greater than 10% at October 31, 2003 as a percentage of portfolio market value:

         Health care             14.7%
         Water and sewer         13.7

      The fund had the following insurance concentrations greater than 10% at October 31, 2003 as a percentage of portfolio market value:

         AMBAC                   23.4%
         MBIA                    24.6

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
October 31, 2003 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$77,426,779) (Note 1)                                             $82,707,666
-------------------------------------------------------------------------------
Cash                                                                   67,926
-------------------------------------------------------------------------------
Interest and other receivables                                      1,402,683
-------------------------------------------------------------------------------
Total assets                                                       84,178,275

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                                 285,608
-------------------------------------------------------------------------------
Accrued preferred shares distribution payable (Note 1)                  8,486
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          138,691
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             11,585
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 21,104
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              339
-------------------------------------------------------------------------------
Other accrued expenses                                                 47,014
-------------------------------------------------------------------------------
Total liabilities                                                     512,827
-------------------------------------------------------------------------------
Series A remarketed preferred shares (320 shares issued and
outstanding at $50,000 per share (Note 4)                          16,000,000
-------------------------------------------------------------------------------
Net assets                                                        $67,665,448

Represented by
-------------------------------------------------------------------------------
Paid-in capital -- common shares (Note 1)                         $64,103,468
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          379,540
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)              (2,098,447)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                          5,280,887
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to common shares
outstanding                                                       $67,665,448

Computation of net asset value
-------------------------------------------------------------------------------
Net asset value per common share ($67,665,448 divided by
4,607,092 shares)                                                      $14.69
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended October 31, 2003 (Unaudited)

Interest income:                                                   $2,236,752
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      279,880
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                         36,605
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              4,842
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        2,040
-------------------------------------------------------------------------------
Auditing                                                               31,615
-------------------------------------------------------------------------------
Preferred share remarketing agent fees                                 21,800
-------------------------------------------------------------------------------
Other                                                                  27,340
-------------------------------------------------------------------------------
Total expenses                                                        404,122
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                             (2,673)
-------------------------------------------------------------------------------
Net expenses                                                          401,449
-------------------------------------------------------------------------------
Net investment income                                               1,835,303
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                     (456,000)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period         (640,410)
-------------------------------------------------------------------------------
Net loss on investments                                            (1,096,410)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 $738,893
-------------------------------------------------------------------------------

Distributions to Series A remarketed preferred shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                                                (75,258)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders                                    $663,635
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                  October 31         April 30
Increase (decrease) in net assets                       2003*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $1,835,303       $3,868,045
-------------------------------------------------------------------------------
Net realized loss on investments                    (456,000)      (1,530,073)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                      (640,410)       2,822,410
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                           738,893        5,160,382

Distributions to Series A remarketed
preferred shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                               (75,258)        (180,893)
-------------------------------------------------------------------------------
From ordinary income                                      --           (3,722)
-------------------------------------------------------------------------------
From net realized long-term gains on
investments                                               --          (25,561)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations applicable to common shareholders         663,635        4,950,206
-------------------------------------------------------------------------------

Distributions to common shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                            (1,713,648)      (3,717,505)
-------------------------------------------------------------------------------
From ordinary income                                      --          (58,504)
-------------------------------------------------------------------------------
From net realized long-term gain on
investments                                               --         (345,956)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets           (1,050,013)         828,241

Net assets
-------------------------------------------------------------------------------
Beginning of period                               68,715,461       67,887,220
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $379,540 and $333,143,
respectively)                                    $67,665,448      $68,715,461
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Common shares outstanding at beginning and
end of period                                      4,607,092        4,607,092
-------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of period                              320              320
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

                                        Six months
                                           ended
                                         October 31
Per-share                               (Unaudited)                                 Year ended April 30
operating performance                       2003            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
of period (common shares)                 $14.92          $14.74          $14.69          $14.14          $15.49          $15.37
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .40             .84             .95             .96             .96             .98
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  (.24)            .28             .02             .58           (1.30)            .18
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             .16            1.12             .97            1.54            (.34)           1.16
---------------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareholders:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.02)           (.04)           (.06)           (.13)           (.13)           (.11)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --            (.01)             -- (e)          --              -- (e)        (.01)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations:
applicable to common shares                  .14            1.07             .91            1.41            (.47)           1.04
---------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.37)           (.82)           (.83)           (.86)           (.87)           (.87)
---------------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                           --            (.07)           (.03)             --            (.01)           (.05)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.37)           (.89)           (.86)           (.86)           (.88)           (.92)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                           $14.69          $14.92          $14.74          $14.69          $14.14          $15.49
---------------------------------------------------------------------------------------------------------------------------------
Market price, end of period
(common shares)                           $12.98          $13.44          $13.82          $13.90          $13.44          $15.56
---------------------------------------------------------------------------------------------------------------------------------
Total return at market price
(common shares) (%)(b)                     (0.69)*          3.73            5.51            9.75           (8.02)           8.11
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(common shares) (in thousands)           $67,665         $68,715         $67,887         $67,667         $65,161         $71,380
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                 .59*           1.20            1.20            1.22            1.21            1.22
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)                2.58*           5.41            5.97            5.67            5.72            5.52
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                16.31*          22.00           11.82           13.65           17.48           13.87
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of common shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratio reflects net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).

(e) Distributions amounted to less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
October 31, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam California Investment Grade Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek high current income exempt from federal income tax and California personal income tax. The fund seeks to achieve its objective by investing in investment-grade municipal securities constituting a portfolio Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes to be consistent with preservation of capital. The fund may be affected by economic and political developments in the state of California.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2003, the fund had a capital loss carryover of $636,304 available to the extent allowed by tax law to offset future net capital gain, if any. This capital loss carryover will expire on April 30, 2011.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending April 30, 2004, $890,044 of losses recognized during the period November 1, 2002 to April 30, 2003.

The aggregate identified cost on a tax basis is $77,426,779, resulting in gross unrealized appreciation and depreciation of $5,714,073 and $433,186, respectively, or net unrealized appreciation of $5,280,887.

D) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period. The applicable dividend rate for the remarketed preferred shares on October 31, 2003 was 0.88%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

E) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is paid quarterly and based on 0.65% of weekly average net assets of the fund.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.65% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended October 31, 2003, the fund's expenses were reduced by $2,673 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $466 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended October 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $14,331,661 and $13,412,054, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 2003, no such restrictions have been placed on the fund.

Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission (SEC) in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings, and valuations. The six individuals no longer have investment responsibilities with Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading.




Results of October 7, 2003 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 7, 2003. At the meeting, each of the nominees for Trustees was elected, as follows:

                                            Common shares
                                                          Votes
                                     Votes for           withheld
-----------------------------------------------------------------
Jameson Adkins Baxter                4,283,677            56,312
Charles B. Curtis                    4,286,357            53,632
Ronald J. Jackson                    4,289,077            50,912
Paul L. Joskow                       4,289,877            50,112
Elizabeth T. Kennan                  4,288,723            51,266
Lawrence J. Lasser*                  4,286,577            53,412
John H. Mullin III                   4,284,423            55,566
George Putnam, III                   4,292,677            47,312
A.J.C. Smith                         4,286,277            53,712
W. Thomas Stephens                   4,289,253            50,736
W. Nicholas Thorndike                4,286,048            53,941

                                           Preferred Shares
                                                          Votes
                                     Votes for          withheld
-----------------------------------------------------------------
Jameson Adkins Baxter                      318                 2
Charles B. Curtis                          318                 2
John A. Hill                               318                 2
Ronald J. Jackson                          318                 2
Paul L. Joskow                             318                 2
Elizabeth T. Kennan                        318                 2
Lawrence J. Lasser*                        318                 2
John H. Mullin III                         318                 2
Robert E. Patterson                        318                 2
George Putnam, III                         318                 2
A.J.C. Smith                               318                 2
W. Thomas Stephens                         318                 2
W. Nicholas Thorndike                      318                 2

 All tabulations are rounded to nearest whole number.

*Mr. Lasser resigned from the Board of Trustees of the Putnam funds on November 3, 2003.


Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Do you want to save paper and receive this document faster?
Shareholders can sign up for email delivery of shareholder reports on www.putnaminvestments.com.

203407  184  12/03


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: December 23, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: December 23, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: December 23, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: December 23, 2003